Back to Form 10-Q
Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Convera Corporation (the "Company") on Form 10-Q for the period ended July 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Matthew G. Jones, Acting Chief Executive Officer and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 14, 2010
By: /s/ Matthew G. Jones
Matthew G. Jones
Acting Chief Executive Officer and Chief Financial Officer
(Principal Executive and Financial Officer of Convera Corporation)